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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



       Date of report (Date of earliest event reported): January 31, 2000



                           Commission File No. 0-24833




                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


             DELAWARE                                   95-4763404
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 (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
  Incorporation or Organization)


    100, 6 Morgan, Irvine, California                       92618
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 (Address of principal executive offices)                 (ZIP Code)


                                 (949) 837-8252
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

A. On January 31, 2000, the Registrant completed its previously announced acquisition of Maryland based Vertical Software, Inc. ("VSI"). Under the terms of this acquisition, VSI's shareholders received $8,060,707.59 million in cash and 1,026,316 shares of the Registrant's common stock valued at approximately $19.00 per share. The Agreement and Plan of Reorganization and Merger dated December 2, 1999 (the "Acquisition Agreement") pursuant to which this acquisition was completed is attached as an exhibit hereto.

     Audited combined financial statements for VSI for the years ended December 31, 1996, 1997 and 1998 and unaudited financial statements for VSI as at September 30, 1999 and for the nine months ended September, 1999 are attached to the Registration Statement on Form SB-2 filed by the Registrant with the Securities and Exchange Commission on February 11, 2000 at pages F102 to F113 which financial statements are incorporated by reference hereto.

     Unaudited pro forma financial statements showing the impact of the Registrant's acquisition of VSI and other recent activities, for both the fiscal year ended December 31, 1998 and for the nine months ended
     September 30, 1999, are also attached to the Registration Statement on Form SB-2 filed by the Registrant with the Securities and Exchange Commission on February 11, 2000 and are incorporated by reference hereto.

B. On December 22, 1999, the Registrant completed its previously announced acquisition of KNS Holdings Limited, operating as KNS Distribution ("KNS"). Details regarding the acquisition of KNS, including copies of the Share Purchase Agreement and financial statements for KNS for the years ended February 28, 1998 and 1999 and for the nine months ended September 30, 1999 were included in the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on January 6, 2000. The
     January 6, 2000 Current Report did not contain pro forma financials which are referenced in this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

     Audited financial statements for VSI for the years ended December 31, 1996, 1997 and 1998 and unaudited financial statements for VSI as at September 30, 1999 and for the nine months ended September, 1999 are attached to the Registration Statement on Form SB-2 filed by the Registrant with Securities and Exchange Commission on February 11, 2000 at pages F102 to F113 and are incorporated by reference to this Current Report on Form 8-K.

     Proforma financial information for the merged companies, including VSI and KNS, based on financial statements for the nine month period ended September 30, 1999 and the twelve month period ended December 31, 1998 are attached to the Registration Statement on Form SB-2 filed by the Registrant with the Securities and Exchange Commission on February, 11, 2000 at pages 28 to 41 and are incorporated by reference hereto.


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(b)  EXHIBITS:

     2.1 The Agreement and Plan of Reorganization and Merger by and among FutureLink Corp., FutureLink Maryland Acquisition Corp., Vertical Software, Inc., Curtis Eshelman and James C. Harvey dated December 2, 1999 (the "Acquisition Agreement"). Schedules not attached.

     99.1 News Release of the Registrant dated February 1, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK CORP.


     By: [signed: K.B. Scott]                        Date:  February 14, 2000
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         Kyle B.A. Scott, Corporate Secretary

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                                  EXHIBIT INDEX



Exhibit No.                       Description
-----------                       -----------
2.1            The Agreement and Plan of Reorganization and Merger by and among
               FutureLink Corp., FutureLink Maryland Acquisition Corp., Vertical
               Software, Inc., Curtis Eshelman and James C. Harvey dated
               December 2, 1999 (the "Acquisition Agreement").

99.1           News Release of the Registrant dated February 1, 2000.

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